UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-3952

Date of Report (date of earliest event reported): May 31, 2005 (May 27, 2005)

SIBONEY CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-3952	73-0629975
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

325 NORTH KIRKWOOD ROAD, SUITE 300		63122
P.O. BOX 221029		(Zip Code)
ST. LOUIS, MISSOURI
(Address of principal executive offices)

(314) 822-3163
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On May 27, 2005, the Company entered into a letter agreement with its former president, Ernest R. Marx, setting forth the parties’ understanding as to the terms of Mr. Marx’ separation from the Company. The letter agreement is filed as an exhibit to this Report.

Item 9.01    Financial Statements and Exhibits.

(c) The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Letter Agreement between Siboney Corporation and
Ernest A. Marx, dated May 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2005

SIBONEY CORPORATION

By: /s/ Timothy J. Tegeler
Timothy J. Tegeler
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter Agreement between Siboney Corporation and
Ernest R. Marx, dated May 16, 2005.